UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2007

                            Education Management LLC
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                             333-137605             20-4506022
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania                       15222
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. - Results of Operations and Financial Condition.

On August 22, 2007, Education Management LLC issued a press release announcing its financial results for the quarter and fiscal year ended June 30, 2007. A copy of the August 22, 2007 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 - Financial Statements and Exhibits

(a) None.

(b) None.

(c) Exhibits
                  Exhibit 99.1 Press release dated August 22, 2007


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EDUCATION MANAGEMENT LLC


                                            By:    /s/ EDWARD H. WEST
                                                   ------------------
                                                   Edward H. West
                                                   Executive Vice President and
                                                   Chief Financial Officer
Dated:  August 22, 2007


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated August 22, 2007